U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 Date of Earliest Event Reported: March 31, 2016


                            SOUTH BEACH SPIRITS, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                        001-36549                  46-2084743
(State of Incorporation)        (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

1411 Sawgrass Parkway, Suite B, Sunrise, FL                          33323
  (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (800) 670-3879

              (Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240-13e-4(c))
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As used in this Current Report on Form 8-K and unless otherwise  indicated,  the terms "SBES," "THE COMPANY," "WE," "US" and "OUR" refer to South Beach Spirits, Inc.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 8, 2016, SBES issued a press release that it had entered into a definitive securities exchange agreement (the "EXCHANGE AGREEMENT") to acquire a 100% interest in St. Martin Powerboats, LLC ("ST. MARTIN"), an American watercraft designing, manufacturing, and marketing business based in Mentor, Ohio, from Paul Spivak, St. Martin's sole member and President, in exchange for the issuance to Mr. Spivak of a 51% equity interest in SBES. Upon completion of this transaction, St. Martin will become a wholly-owned subsidiary of the Company and the management of St. Martin, including Mr. Spivak, will assume management roles at SBES. Management of the Company believes the transaction will strengthen the Company's access to additional potential sources of working capital and enable it to continue to implement its current business strategy to become a leading holding company for producing and marketing a wide variety of "LIFESTYLE" products, including distilled spirits. Closing of the transaction is subject to satisfaction of customary closing conditions.

St. Martin has been in the business of designing, manufacturing and marketing watercraft since 2007, with a focus on compact and mini performance boats between 12 and 15 feet in length. The small and lightweight characteristics of St. Martin's powerboats make them exceptional performers even when compared to larger speedboats. St. Martin also manufactures and markets a 27-foot offshore vessel, whose production is limited to just 50 boats a year. St. Martin anticipates launching additional specialty branded models of its popular mini-powerboat designs in the near future.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure set forth in ITEM 5.02 of this Current Report on Form 8-K is incorporated into this item by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 31, 2016, the Company issued 25,000,000 "RESTRICTED" shares of its common stock to Martin D. Ustin, our current Chief Executive Officer and a director in consideration of his services as an executive officer of the Company. Except for the issuance of the shares of common stock, Mr. Ustin has not been compensated for his services as the Company's Chief Executive Officer since he was appointed to that position effective December 7, 2015. The shares of common stock issued to Mr. Ustin were issued pursuant to the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended and Regulation D thereunder.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number                     Description
--------------                     -----------

    10.1         Securities Exchange Agreement dated as of June 8, 2016

    99.1         Press release dated May 31, 2016

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SOUTH BEACH SPIRITS, INC.


Dated: June 15, 2016                 By: /s/ Vincent Prince
                                         ---------------------------------------
                                         Vincent Prince, Chief Financial Officer

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